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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of deCODE genetics, Inc. (the "Registrant") for the quarter ended September 30, 2007 as filed with the securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kari Stefansson, Chairman, President and Chief Executive Officer of the Registrant, and Lance Thibault, Chief Financial Officer and Treasurer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 8, 2007	/s/ Kari Stefansson Kari Stefansson Chairman, President and Chief Executive Officer
Dated: November 8, 2007	/s/ Lance Thibault Lance Thibault Chief Financial Officer and Treasurer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002